                                                                    Exhibit 99.6

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                  OCTOBER 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     i) The amount of such distribution allocable to principal:

Class 3-A1 ....   $   24.51552639             Class 3-B1 ....    $    0.62054743
                  ---------------                                ---------------
Class 3-A2 ....   $   12.27616474             Class 3-B2 ....    $    0.62054750
                  ---------------                                ---------------
Class 3-A3 ....   $   16.87596088             Class 3-B3 ....    $    0.62055205
                  ---------------                                ---------------
Class 3-A4 ....   $   18.59472509             Class 3-B4 ....    $    0.62055455
                  ---------------                                ---------------
Class 3-A5 ....   $    0.01571692             Class 3-B5 ....    $    0.62053769
                  ---------------                                ---------------
Class 3-M .....   $    0.62054693             Class 3-R .....    $   24.52000000
                  ---------------                                ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 3-A1 ....   $   23.89482411             Class 3-B1 ....    $    0.00000000
                  ---------------                                ---------------
Class 3-A2 ....   $   11.96534770             Class 3-B2 ....    $    0.00000000
                  ---------------                                ---------------
Class 3-A3 ....   $   16.44868278             Class 3-B3 ....    $    0.00000000

                  ---------------                                ---------------
Class 3-A4 ....   $   18.12393005             Class 3-B4 ....    $    0.00000000
                  ---------------                                ---------------
Class 3-A5 ....   $    0.01531899             Class 3-B5 ....    $    0.00000000
                  ---------------                                ---------------
Class 3-M .....   $    0.00000000             Class 3-R .....    $   23.89918445
                  ---------------                                ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 3-A1 ....   $    0.23888574             Class 3-B1 ....    $    6.99401904
                  ---------------                                ---------------
Class 3-A2 ....   $    3.78500620             Class 3-B2 ....    $    6.99401871
                  ---------------                                ---------------
Class 3-A3 ....   $    2.31595670             Class 3-B3 ....    $    6.99401427
                  ---------------                                ---------------
Class 3-A4 ....   $    1.89190386             Class 3-B4 ....    $    6.99400949
                  ---------------                                ---------------

Class 3-A5A ...   $    6.91666720             Class 3-B5 ....    $    6.99401845
                  ---------------                                ---------------
Class 3-A5B ...   $    7.08333327             Class 3-R .....    $    0.24000000
                  ---------------                                ---------------
Class 3-M .....   $    6.99401793             Class 3-S .....    $    0.25141483
                  ---------------                                ---------------

     iv)  Accrual Amount:                                        $    416,380.10
                                                                 ---------------

     v)   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................         0.09060753
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution Date.........     $ 54,286,972.47
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................                209
                                                                ---------------

     vii) The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate            Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 3-A1 ....      $    133,317.22                 9.21
                                         ---------------      ---------------
                    Class 3-A2 ....      $  7,719,655.52               503.86
                                         ---------------      ---------------
                    Class 3-A3 ....      $  5,315,992.54               317.96
                                         ---------------      ---------------
                    Class 3-A4 ....      $  4,962,496.86               248.50
                                         ---------------      ---------------
                    Class 3-A5 ....      $ 28,549,441.88               998.97
                                         ---------------      ---------------
                    Class 3-M .....      $  2,788,890.00               986.77
                                         ---------------      ---------------
                    Class 3-B1 ....      $  1,774,746.76               986.77
                                         ---------------      ---------------
                    Class 3-B2 ....      $  1,267,676.12               986.77
                                         ---------------      ---------------
                    Class 3-B3 ....      $    862,019.80               986.77
                                         ---------------      ---------------
                    Class 3-B4 ....      $    304,241.98               986.77
                                         ---------------      ---------------
                    Class 3-B5 ....      $    608,484.58               986.77
                                         ---------------      ---------------
                    Class 3-R .....      $          9.21                 9.21
                                         ---------------      ---------------
                    Class 3-S .....      $ 49,158,903.19                 0.00
                                         ---------------      ---------------

    viii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

     (a)  delinquent
          (1) 30-59 days
      Number                 15  Principal Balance  $   3,661,816.96
                ---------------                     ----------------
          (2) 60-89 days
      Number                  1  Principal Balance  $     207,286.15
                ---------------                     ----------------
          (3) 90 days or more
      Number                  2  Principal Balance  $     632,371.16
                ---------------                     ----------------

     (b)  in foreclosure
      Number                  2  Principal Balance  $     788,169.97
                ---------------                     ----------------

     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 3-A5: ...............          8.300000%
                                            ---------------
              Class 3-S: ................          0.615754%
                                            ---------------

     xii) The Senior Percentage for such Distribution Date;           86.196100%
                                                                ---------------

          The Junior Percentage for such Distribution Date;           13.803900%
                                                                ---------------

    xiii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                ---------------

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                ---------------